Exhibit 99.3

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RED GIANT ENTERTAINMENT, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                          RED GIANT ENTERTAINMENT, INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

     1. Issuance. In consideration of good and valuable consideration as set forth in the Purchase Agreement (defined below), including without limitation the Purchase Price (as defined in the Purchase Agreement), the receipt and sufficiency of which are hereby acknowledged by RED GIANT ENTERTAINMENT, INC., a Nevada corporation (the "COMPANY"); TYPENEX CO-INVESTMENT, LLC, an Illinois limited liability company, its successors and/or registered assigns (the "HOLDER"), is hereby granted the right to purchase at any time on or after the Issue Date (as defined below) until the date which is the last calendar day of the month in which the fifth anniversary of the Issue Date occurs (the
"EXPIRATION DATE"), a number of fully paid and nonassessable shares (the "WARRANT SHARES") of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"), equal to $557,500 divided by the Market Price (defined in the Note, as of the Issue Date), as such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant to Purchase Shares of Common Stock (this "Warrant"). This Warrant is being issued pursuant to the terms of that certain Securities Purchase Agreement dated June 21, 2013, to which the Company and the Holder are parties (as the same may be amended from time to time, the "PURCHASE AGREEMENT").

     Unless otherwise indicated herein, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     This Warrant was originally issued to the Holder on June 21, 2013 (the "ISSUE DATE").

     2. Exercise of Warrant.

     2.1. General.

     (a) This Warrant is exercisable in whole or in part at any time and from time to time commencing on the Issue Date and ending on the Expiration Date. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by email or facsimile transmission) a completed and duly executed Notice of Exercise substantially in the form attached to this Warrant as Exhibit A (the "NOTICE OF EXERCISE"). The date such Notice of Exercise is either faxed, emailed or delivered to the Company shall be the "EXERCISE DATE," provided that, if such exercise represents the full exercise of the outstanding balance of the Warrant, the Holder shall tender this Warrant to the Company within five (5) Trading Days thereafter, but only if the Warrant Shares to be delivered pursuant to the Notice of Exercise have been delivered to the Holder as of such date. The Notice of Exercise shall be executed by the Holder and shall indicate (i) the number of Delivery Shares (as defined below) to be issued pursuant to such exercise, and (ii) if applicable (as provided below), whether the exercise is a cashless exercise.

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     For purposes of this  Warrant,  the term "TRADING DAY" means any day during which the principal market on which the Common Stock is traded (the "PRINCIPAL MARKET") shall be open for business.

     (b) Notwithstanding any other provision contained herein or in any other Transaction Document to the contrary, at any time prior to the Expiration Date, the Holder may elect a "cashless" exercise of this Warrant for any Warrant Shares whereby the Holder shall be entitled to receive a number of shares of Common Stock equal to (i) the excess of the Current Market Value (as defined below) over the aggregate Exercise Price of the Exercise Shares (as defined below), divided by (ii) the Adjusted Price of the Common Stock (as defined below).

     For the purposes of this Warrant, the following terms shall have the following meanings:

     "ADJUSTED PRICE OF THE COMMON STOCK" shall mean the lower of (i) the Conversion Price (as defined in the Note), as such Conversion Price may be adjusted from time to time pursuant to the terms of the Note (solely for the purpose of determining the then-current Conversion Price under this definition of "Adjusted Price of the Common Stock," each cashless exercise of this Warrant shall be deemed a conversion under the Note), and (ii) the Market Price (as defined in the Note), without regard to whether the Note remains outstanding or has been fully repaid, cancelled or otherwise retired, on any relevant Exercise Date.

     "CURRENT MARKET VALUE" shall mean an amount equal to the Market Price of the Common Stock (as defined below), multiplied by the number of Exercise Shares specified in the applicable Notice of Exercise.

     "CLOSING PRICE" shall mean the 4:00 P.M. last sale price of the Common Stock on the Principal Market on the relevant Trading Day(s), as reported by Bloomberg LP (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by the Holder and reasonably acceptable to the Company) ("BLOOMBERG") for the relevant date.

     "DELIVERY   SHARES"  means  those  shares  of  Common  Stock  issuable  and deliverable upon the exercise of this Warrant.

     "EXERCISE PRICE" shall mean $0.015 per share of Common Stock, as the same may be adjusted from time to time pursuant to the terms and conditions of this Warrant.

     "EXERCISE SHARES" shall mean those Warrant Shares subject to an exercise of the Warrant by the Holder. By way of illustration only and without limiting the foregoing, if (i) the Warrant is initially exercisable for 4,180,000 Warrant Shares and the Holder has not previously exercised the Warrant, and (ii) the Holder were to make a cashless exercise with respect to 5,000 Warrant Shares pursuant to which 6,000 Delivery Shares would be issuable to the Holder, then
(1) the Warrant shall be deemed to have been exercised with respect to 5,000 Exercise Shares, (2) the Warrant would remain exercisable for 4,175,000 Warrant Shares, and (3) the Warrant shall be deemed to have been exercised with respect to 6,000 Delivery Shares.

     "MARKET PRICE OF THE COMMON STOCK" shall mean the higher of: (i) the Closing Price of the Common Stock on the Issue Date; and (ii) the VWAP (as defined below) of the Common Stock for the Trading Day that is two (2) Trading Days prior to the Exercise Date.

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     "NOTE" shall mean that certain  Convertible  Promissory  Note issued by the
Company to the Holder pursuant to the Purchase Agreement, as the same may be amended from time to time, and including any promissory note(s) that replace or are exchanged for such referenced promissory note.

     "TRANSACTION DOCUMENTS" or "TRANSACTION DOCUMENT" shall have the meaning set forth in the Purchase Agreement.

     "VWAP" shall mean the volume-weighted average price of the Common Stock on the Principal Market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

     (c) If the Notice of Exercise form elects a "cash" exercise (or if the cashless exercise referred to in the immediately preceding subsection (b) is not available in accordance with the terms hereof), the Exercise Price per share of Common Stock for the Delivery Shares shall be payable, at the election of the Holder, in cash or by certified or official bank check or by wire transfer in accordance with instructions provided by the Company at the request of the Holder.

     (d) Upon the appropriate payment to the Company, if any, of the Exercise Price for the Delivery Shares, together with the surrender of this Warrant (if required), the Company shall promptly, but in no case later than the date that is three (3) Trading Days following the date the Exercise Price is paid to the Company (or with respect to a "cashless exercise," the date that is three (3) Trading Days following the Exercise Date), provided that the Common Stock is then DTC Eligible (as defined in the Note), deliver or cause the Company's Transfer Agent (as defined in the Note) to deliver to Holder or its broker (as designated in the Notice of Exercise), via reputable overnight courier, a certificate, registered in the name of the Holder or its designee, representing DTC Eligible Common Stock equal to the applicable number of Delivery Shares. If the Common Stock is not DTC Eligible at such time, such shall constitute a breach of this Warrant (and thus an Event of Default under the Note), and the Company shall instead, on or before the applicable date set forth above in this subsection, issue and deliver to the Holder or its broker (as designated in the Notice of Exercise), via reputable overnight courier, a certificate, registered in the name of the Holder or its designee, representing the applicable number of Delivery Shares. For the avoidance of doubt, the Company has not met its obligation to deliver Delivery Shares within the required timeframe set forth above unless Holder or its broker, as applicable, has actually received the certificate representing the applicable Delivery Shares no later than the close of business on the latest possible delivery date pursuant to the terms set forth above.

     (e) If Delivery Shares are delivered later than as required under subsection (d) immediately above, the Company agrees to pay, in addition to all other remedies available to the Holder in the Transaction Documents, a late charge equal to the greater of (i) $2,000.00 and (ii) 2% of the product of (1) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled multiplied by (2) the Closing Sale Price (as defined in the Note) of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating this Warrant, per Trading Day until such Delivery Shares are delivered. The Company shall pay any late charges incurred under this subsection in immediately available funds upon demand; PROVIDED, HOWEVER, that, at the option of the Holder (without notice to the Company), such amount owed may be added to the principal amount of the Note. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Delivery Shares as required under subsection (d) immediately above, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a

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notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the late charge described above shall be payable through the date notice of revocation or rescission is given to the Company.

     (f) The Holder shall be deemed to be the holder of the Delivery Shares issuable to it in accordance with the provisions of this Section 2.1 on the Exercise Date.

     2.2. Ownership Limitation. Notwithstanding anything to the contrary contained in this Warrant or the other Transaction Documents, if at any time the Holder shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause the Holder (together with its Affiliates) to own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (the "MAXIMUM Percentage"), the Company must not issue to the Holder shares of the Common Stock which would exceed the Maximum Percentage. The shares of Common Stock issuable to the Holder that would cause the Maximum Percentage to be exceeded are referred to herein as the "OWNERSHIP LIMITATION SHARES". The Company will reserve the Ownership Limitation Shares for the exclusive benefit of the Holder. From time to time, the Holder may notify the Company in writing of the number of the Ownership Limitation Shares that may be issued to the Holder without causing the Holder to exceed the Maximum Percentage. Upon receipt of such notice, the Company shall be unconditionally obligated to immediately issue such designated shares to the Holder, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the foregoing, the term "4.99%" above shall be replaced with "9.99%" at such time as the Market Capitalization of the Common Stock is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term "4.99%" is replaced with "9.99%" pursuant to the preceding sentence, such increase to "9.99%" shall remain at 9.99% until increased, decreased or waived by the Holder as set forth below. For purposes of this Agreement, the term "MARKET CAPITALIZATION OF THE COMMON STOCK" shall mean the product equal to
(A) the average VWAP (as defined in the Note) of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (B) the aggregate number of outstanding shares of Common Stock as reported on the Company's most recently filed Form 10-Q or Form 10-K. By written notice to the Company, the Holder may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Holder.

     3. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     4. Rights of the Holder. The Holder shall not, by virtue of this Warrant alone, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder with respect to or arising under this Warrant are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     5. Protection Against Dilution and Other Adjustments.

     5.1. Capital Adjustments. If the Company shall at any time prior to the expiration of this Warrant subdivide the Common Stock, by split-up or stock split, or otherwise, or combine its Common Stock, or issue additional shares of

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its Common Stock as a dividend,  the number of Warrant Shares  issuable upon the
exercise  of  this   Warrant   shall   forthwith  be   automatically   increased
proportionately in the case of a subdivision, split or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, Conversion Price (in the event of a cashless exercise), and other applicable amounts, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section
5.1 shall become effective automatically at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

     5.2. Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 5.1 above), then the Company shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per Warrant Share payable hereunder, provided the aggregate purchase price shall remain the same.

     5.3. Subsequent Equity Sales. If the Company or any subsidiary thereof, as applicable, at any time and from time to time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition of) any Common Stock (including any Common Stock issued under the Note, whether upon any type of conversion or any Deemed Issuance (as defined in the Note)), preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities which are convertible into or exercisable for shares of Common Stock (together herein referred to as "EQUITY SECURITIES"), at an effective price per share less than the Exercise Price (such lower price, the "BASE SHARE PRICE" and such issuance collectively, a "DILUTIVE ISSUANCE") (if the holder of the Common Stock or Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then (a) the Exercise Price shall be reduced and only reduced to equal the Base Share Price, and (b) the number of Warrant Shares issuable upon the exercise of this Warrant shall be increased to an amount equal to the number of Warrant Shares the Holder could purchase hereunder for an aggregate Exercise Price, as reduced pursuant to subsection (a) above, equal to the aggregate Exercise Price payable immediately prior to such reduction in Exercise Price. Such adjustments shall be made whenever such Common Stock or Equity Securities are issued. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance of any Common Stock or Equity Securities subject to this Section 5.3, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, or other pricing terms (such notice, the "DILUTIVE ISSUANCE NOTICE"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5.3, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is

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entitled to receive  the  increased  number of Warrant  Shares  provided  for in subsection (b) above at an Exercise Price equal to the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. Additionally, following the occurrence of a Dilutive Issuance, all references in this Warrant to "Warrant Shares" shall be a reference to the Warrant Shares as increased pursuant to subsection (b) above, and all references in this Warrant to "Exercise Price" shall be a reference to the Exercise Price as reduced pursuant to subsection (a) above, as the same may occur from time to time hereunder.

     5.4. Notice of Adjustment. Without limiting any other provision contained herein, when any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, or in the Exercise Price, pursuant to the terms hereof, the Company shall promptly notify the Holder of such event and of the number of Warrant Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

     5.5.  Exceptions to Adjustment.  Notwithstanding the provisions of Sections
5.3 and 5.4, no adjustment to the Exercise Price shall be effected as a result of an Excepted Issuance. "EXCEPTED ISSUANCES" shall mean, collectively, (a) the Company's issuance of securities in connection with strategic license agreements and other partnering arrangements so long as any such issuances are not for the purpose of raising capital and in which holders of such securities or debt are not at any time granted registration rights, and (b) the Company's issuance of Common Stock or the issuance or grant of options to purchase Common Stock to employees, directors, officers and consultants, authorized by the Company's board of directors pursuant to plans or agreements which are authorized, constituted or in effect as of the Issue Date.

     6. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and
(c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder and any Warrant Agent (as defined below) appointed pursuant to Section 8 hereof. Nothing in this Section 6 shall be deemed to limit any other provision contained herein.

     7. Transfer to Comply with the Securities Act. This Warrant, and the Warrant Shares, have not been registered under the 1933 Act. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated without (a) an effective registration statement under the 1933 Act relating to such security or (b) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the 1933 Act. Until such time as registration has occurred under the 1933 Act, each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section 7; PROVIDED, however, that the Company acknowledges and agrees that any such legend shall be removed from all certificates for DTC Eligible Common Stock delivered hereunder as such Common Stock is cleared and converted into electronic shares by the DTC (as defined in the Note), and nothing contained herein shall be interpreted to the contrary. Any such transfer shall be accompanied by a transferor assignment substantially in the form attached to

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this  Warrant  as  Exhibit  B (the  "TRANSFEROR  ASSIGNMENT"),  executed  by the transferor and the transferee and submitted to the Company. Upon receipt of the duly executed Transferor Assignment, the Company shall register the transferee thereon as the new Holder on the books and records of the Company and such transferee shall be deemed a "registered holder" or "registered assign" for all purposes hereunder, and shall have all the rights of the Holder.

     8. Warrant Agent. The Company may, by written notice to the Holder, appoint an agent (a "WARRANT AGENT") for the purpose of issuing shares of Common Stock on the exercise of this Warrant pursuant hereto, exchanging this Warrant pursuant hereto, and replacing this Warrant pursuant hereto, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

     9. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the Holder as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     10. Notices. Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled "Notices" in the Purchase Agreement, the terms of which are incorporated herein by reference.

     11. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant, together with the Purchase Agreement and all the other Transaction Documents, taken together, contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings with respect to the subject matter hereof and thereof other than as expressly contained herein and therein.

     12. Governing Law. This Warrant shall be governed by and interpreted in accordance with the laws of the State of Illinois, without giving effect to the principles thereof regarding the conflict of laws. The Company and, by accepting this Warrant, the Holder, each irrevocably (a) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Cook County, Illinois in connection with any dispute or proceeding arising out of or relating to this Warrant, (b) agrees that all claims in respect of any such dispute or proceeding may only be heard and determined in any such court,
(c) expressly submits to the venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. The Company and, by accepting this Warrant, the Holder, each hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by reputable overnight courier (e.g., FedEx) or certified mail, postage prepaid, to such party's address as provided for herein, such service to become effective ten (10) calendar days after such mailing. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     13. Remedies. The remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and, without limiting any other remedies available to the Holder in the Transaction Documents, law or equity, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     14. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Signature delivered via facsimile or email shall be considered original signatures for purposes hereof.

     15. Descriptive Headings. Descriptive headings of the sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     16. Attorney's Fees. In the event of any litigation or dispute arising from this Warrant, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys' fees and expenses paid by said prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court's power to award fees and expenses for frivolous or bad faith pleading.

     17. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

     18. Time of the Essence. Time is expressly made of the essence of each and every provision of this Warrant.


                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by an officer thereunto duly authorized as of the Issue Date.

                                     THE COMPANY:

                                     RED GIANT ENTERTAINMENT, INC.


                                     By: /s/ Benny R. Powell
                                        ----------------------------------------
                                         Benny R. Powell, President/CEO





                           [Signature page to Warrant]

                                    EXHIBIT A

                          NOTICE OF EXERCISE OF WARRANT

TO:      RED GIANT ENTERTAINMENT, INC.
         ATTN: _______________
         VIA FAX TO: (    )______________

     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant to Purchase Shares of Common Stock dated as of June 21, 2013 (the "WARRANT"), to purchase shares of the common stock, $0.0001 par value ("COMMON STOCK"), of RED GIANT ENTERTAINMENT, INC., and tenders herewith payment in accordance with Section 2 of the Warrant, as follows:

_______  CASH: $__________________________ = (Exercise Price x Delivery Shares)

_______           Payment is being made by:
                  _____  enclosed check
                  _____  wire transfer
                  _____  other

_______  CASHLESS EXERCISE:

         Net number of Delivery Shares to be issued to Holder: ______*

         * based on: Current Market Value - (Exercise Price x Exercise Shares)
                     ---------------------------------------------------------
                              Adjusted Price of the Common Stock

         Where:
         Market Price of the Common Stock ["MP"]         =    $____________
         Exercise Shares                                 =    _____________
         Current Market Value [MP x Exercise Shares]     =    $____________
         Exercise Price                                  =    $____________
         Adjusted Price of the Common Stock              =    $____________

     Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Warrant.

     It is the intention of the Holder to comply with the  provisions of Section
2.2 of the Warrant regarding certain limits on the Holder's right to receive shares thereunder. The Holder believes this exercise complies with the provisions of such Section 2.2. Nonetheless, to the extent that, pursuant to the exercise effected hereby, the Holder would receive more shares of Common Stock than permitted under Section 2.2, the Company shall not be obligated and shall not issue to the Holder such excess shares until such time, if ever, that the Holder could receive such excess shares without violating, and in full compliance with, Section 2.2 of the Warrant.

     As contemplated by the Warrant, this Notice of Exercise is being sent by facsimile to the fax number and officer indicated above.

     If this Notice of Exercise represents the full exercise of the outstanding balance of the Warrant, the Holder either (1) has previously surrendered the Warrant to the Company or (2) will surrender (or cause to be surrendered) the

Warrant to the Company at the address indicated above by express courier within five (5) Trading Days after delivery or email or facsimile transmission of this Notice of Exercise; provided that the Warrant Shares to be delivered pursuant to this Notice of Exercise have been delivered to the Holder as of such date.

     So that DTC processing can begin, please deliver, via reputable overnight courier, a certificate representing DTC Eligible Common Stock equal in number to the Delivery Shares to:

         Name: ______________________________________
         Address: ___________________________________
                  ___________________________________

To the extent the Delivery Shares are not DTC Eligible, please deliver a certificate representing non-DTC Eligible Common Stock equal in number to the Delivery Shares to the party and address set forth immediately above.

Dated: _____________________


___________________________________
[Name of Holder]

By:________________________

                                    EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT
                 (To be signed only on transfer of the Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the Warrant to Purchase Shares of Common Stock dated as of June 21, 2013 (the "WARRANT") to purchase the percentage and number of shares of common stock, $0.0001 par value ("COMMON STOCK"), of RED GIANT ENTERTAINMENT, INC. specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s), and appoints each such person attorney to transfer the undersigned's respective right on the books of RED GIANT ENTERTAINMENT, INC. with full power of substitution in the premises.

Transferees             Percentage Transferred              Number Transferred
-----------             ----------------------              ------------------





Dated:___________, ______

                                           _____________________________________
                                           [Transferor Name must conform
                                           to the name of Holder as
                                           specified on the face of the Warrant]

                                           By: ___________________________
                                           Name: _________________________

Signed in the presence of:

_________________________
(Name)

ACCEPTED AND AGREED:

_________________________
[TRANSFEREE]

By: _______________________
Name: _____________________